4Q24 Results Presentation March 6, 2025 Exhibit 99

Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, positioning, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include but are not limited to: (1) the continued course and severity of COVID-19 variants and subvariants and their direct and indirect impacts (2) general economic conditions and real estate market conditions, such as a possible recession, (3) regulatory and/or legislative changes, (4) our customers' continued interest in loans and doing business with us, (5) market conditions and investor interest in our contemplated securitizations and (6) changes in federal government fiscal and monetary policies and (7) the continued conflict in Ukraine and Israel. For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled ''Risk Factors" previously disclosed in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

4Q24 Highlights Production& Loan Portfolio Earnings Financing & Capital Net income of $20.6 million, up 18.6% from $17.4 million for 4Q23. Diluted EPS of $0.57, up $0.07 from $0.50 per share for 4Q23 Core net income(1) of $21.8 million, an increase of 34.6% from $16.2 million for 4Q23. Core diluted EPS(1) of $0.60, up from $0.46 per share for 4Q23 Full year diluted EPS of $1.91, up $0.39 from $1.52 for 2023. Core EPS(1) of $2.03, up $0.49 from $1.54 for 2023 Loan production of $563.5 million in UPB, an 18.2% and 60.0% increase from 3Q24 and 4Q23, respectively Velocity’s total loan portfolio was $5.1 billion in UPB as of December 31, 2024, an increase of 24.1% from $4.1 billion in UPB as of December 31, 2023 Nonperforming Loans (NPL) were 10.7% of HFI loans, up slightly from 10.6% and 9.7% as of September 30, 2024, and December 31, 2023, respectively 4Q24 NPL resolutions realized gains of $5.6 million, or 107.0%, of UPB resolved Completed the VCC 2024-5 and VCC 2024-6 securitizations totaling $292.9 million and 293.9 million, respectively, of securities issued Issued $7.3 million in new common equity through Velocity At The Market (ATM) program Liquidity(2) of $95.9 million and total available warehouse line capacity of $435.0 million as of December 31, 2024 (1) “Core net income” and “Core EPS” are non-GAAP measures which excludes non-recurring, non-operating, and/or unusual activities from GAAP net income (2) Liquidity includes unrestricted cash and cash equivalents of $49.9 million and available liquidity in unfinanced loans of $46.0 million.3

$(0.04) Book Value and Adjusted Book Value Per Share(2) Core net income totaled $21.8 million in 4Q24, an increase of 28.4% from 3Q24 and reflects a 4Q24 Core pre-tax ROE of 26.8% GAAP book value per share as of December 31, 2024, was $15.70(4), a 5.3% increase from $14.91(3) as of September 30, 2024 Adjusted book value per share as of December 31, 2024, was $18.73(5) and reflects the net incremental estimated fair value of loans carried at amortized cost and related securitized debt over GAAP book value Core Income, Book Value and Adjusted Book Value Per Share Core Income(1) Equity award & ESPP costs $1,167 (1) Core net income” is a non-GAAP measure which excludes non-recurring and/or unusual activities from GAAP net income. Non-core adjustments include incentive compensation expenses and costs related to the Company’s employee stock purchase plan (ESPP) (2) Book value per share is the ratio of total GAAP equity divided by total shares outstanding. Total equity includes non-controlling interest of $3.27 million as of December 31, 2024, $3.05 million as of September 30, 2024, and $3.43. Adjusted book value per share includes the fair value component of the Company’s loans and securitizations carried at amortized cost. (3) Based on 32,711,910 common shares outstanding as of September 30, 2024, Excludes 402,935 of unvested shares authorized for incentive compensation. (4) Based on 33,142,650 common shares outstanding as of December 31, 2024, Excludes 402,935 of unvested shares authorized for incentive compensation. (5) For additional information Please see Note 27 – Fair Value Measurements in the Company’s 10-K for the period ended December 31, 2024. (3) (4) Core Net Income $21,754 GAAP Net Income $20,587 (5)

Loan Production Loan production in 4Q24 totaled $563.5 million in UPB, an 18.2% increase from $476.8 million for 3Q24 and a 60.0% increase from $352.1 million for 4Q23 Driven by 82% Q/Q growth in Traditional Commercial volume across a wide variety of property types Year-to-date loan production through February of $429.4 million The WAC(1) on 4Q24 HFI loan production was 10.8%, consistent with 3Q24 and down modestly from 4Q23 Loan Production Volume ($ of UPB in millions) 4Q24 Production 2nd Highest Quarter in Company’s History Units Average loan balance (1) Weighted Average Coupon on HFI production. (2) Loan to Value WAC(1) LTV(2) HFI Production Metrics HFI Production

Loan Portfolio by Property Type The total loan portfolio was $5.1 billion in UPB as of December 31, 2024, an increase of 6.4% from $4.7 billion as of September 30, 2024, and 24.1% from $4.1 billion as of December 31, 2023 Loan prepayments totaled $203.2 million in UPB, an increase from $173.9 million for 3Q24, and $118.1 million for 4Q23 The WAC(1) of the portfolio was 9.53% as of December 31, 2024, an increase from 8.88% as of December 31, 2023 The UPB of fair value option (FVO) loans was $2.7 billion, or 52.5% of total loans, as of December 31, 2024, an increase from $1.3 billion in UPB, or 31.1% as of December 31, 2023 Loan Portfolio (UPB in millions) (1) Weighted Average Coupon on the total loan portfolio. (2) $ in thousands. Portfolio Exceeds $5 billion Target Driven By Record Production Volume

Portfolio Net Interest Income & NIM(1) Portfolio Yield and Cost of Funds Portfolio Related Portfolio NIM(1) in 4Q24 was 3.70%, an increase of 10 bps from 3.60% for 3Q24 and 18 bps from 3.52% for 4Q23 The Q/Q and Y/Y increases are the result of strong production-driven HFI portfolio growth and average loan coupons of 10.9% on 2024 loan production Portfolio Yield: Increased 16 bps from 3Q24 and 64 bps from 4Q23, driven by a 64 bps increase in weighted average loan coupons from 4Q23 Cost of Funds: Decreased 1 bps from 3Q24 and increased 39 bps from 4Q23, driven by an increase in the weighted average securitized debt cost Net Interest Margin (1) Net Interest Income and Net Interest Margin related to the loan portfolio only; excludes corporate debt. Portfolio Related ($ in millions) NIM Growth Driven By Continued Focus On Loan Production Rate Discipline

Nonperforming Loans(1) Gains on NPL resolutions in 4Q24 of 7.0%, an increase from 3.4% for 3Q24 and 2.2% for 4Q23 Total nonperforming loans (NPL) as a percentage of total HFI loans was 10.7% as of December 31, 2024, consistent with 10.6% as of September 30, 2024, and 9.7% as of December 31, 2023 $ UPB in millions Loan Investment Portfolio Performance (1) For additional detail, please see page 17 in the Appendix of this presentation. Strong Gains on Nonperforming Loan Resolutions

Asset Resolution Activity Resolution Activity NPL resolution totaled $79.4 million in UPB, realizing 107.0% of UPB resolved compared to $70.1 million in UPB and realization of 102.2% of UPB resolved for 4Q23 The UPB of loans resolved in 4Q24 represented 15.7% of nonperforming loan UPB as of September 30, 2024 The UPB of loan resolutions in 4Q24 was in line with the recent five-quarter resolution average of $70.8 million in UPB and above the average of 103.3% of UPB resolved NPL Realization Activity and Gains Reached New High in 4Q24

The reserve balance was $4.2 million as of December 31, 2024, a decrease of 14.0% from $4.9 million as of September 30, 2024, and a 12.5% decrease from $4.8 million as of December 31, 2023 The Q/Q decrease was from the individually assessed component of the CECL reserve driven by higher valuations on the real estate underlying loans in the reserve The CECL reserve as a % of loan HFI rate was 0.17% compared to 0.19% for 3Q24 and the recent five-quarter average rate of 0.19% Charge-offs for 4Q24 totaled $698.8 thousand, up from $319.6 for 3Q24 and a decrease from $743.5 thousand for 4Q23 For 4Q24, total gain on REO was $3.6 million, up from a gain of $1.2 million for 3Q24 and $0.4 million for 4Q23. 4Q24 gains were driven by sale of REO and loans transferred to REO CECL Reserve, Charge-Offs and REO Loan Loss Reserve Net Charge-off and REO Gains Increased In 4Q24; Slight Decrease in CECL Reserve Charge-offs, Gain (Loss) on REO (1) Amortized cost (2) Reflects the monthly average of nonperforming loans held for investment, excluding FVO loans, during the period. (3) Total gain on REO excludes charge-offs. At period end, $ in thousands (1)

Durable Funding and Liquidity Strategy Two Securitizations in 4Q24(1); Continued Improvement In Securitization Market Execution Outstanding Debt Balances(2) ($ in Millions) (1) Through December 31, 2024. (2) Debt balances are net of issuance costs and discounts as reported in the consolidated balance sheet. (3) Represents the remaining balance of securitization outstanding net of issuance costs, discounts and fair value marks as of period end. (4) As of December 31, 2024, five of six warehouse lines had non-mark-to-market features and staggered maturities. Non-Recourse Debt Recourse Debt (3) Cash reserves and unfinanced collateral of $95.9 million as of December 31, 2024 Available warehouse line capacity of $435.0 million as of December 31, 2024 Two securitization completed during 4Q24, totaling $586.8 million of securities issued with a weighted average rate of 6.0% Recourse debt to equity of 1.2X, down from 1.5X as of September 30, 2024 Driven by a reduction in warehouse utilization from the issuance of a 6th securitization in early December (4) (5)

U.S. economic outlook is uncertain; heightened volatility anticipated throughout 2025 Higher for longer interest rate outlook supportive of our model Strong NPL’s resolutions trends (UPB volume & gains) expected to continue Residential property value appreciation (Single and Multifamily) to slow but remain positive Outlook for the diverse universe of small balance commercial properties remains broadly positive Demand for investor properties to remain strong Outlook for Velocity’s Key Business Drivers MARKET CREDIT CAPITAL Next long-term loan securitization targeted for April 2025 Very strong securitization market tailwind Liquidity to support future growth Improving Outlook for Markets and Growth Rate discipline on new production to continue, driving stable NIM and strong interest income growth Production growth to continue Optimistic about future earnings growth EARNINGS

Appendix

Velocity Financial, Inc. Balance Sheet

Velocity Financial, Inc. Income Statement (Quarters)

Velocity Financial, Inc. Income Statement (Years)

HFI Portfolio Delinquency Trends

Loan Portfolio Rollforward HFI Loan Portfolio UPB Rollforward (UPB in millions) . (1) Includes $0.44 million in UPB of repurchased loans. (1) $(240.2) $(16.1) $558.9

HFI Loan Portfolio Portfolio by Property Type (100% = $5.06 billion UPB)(1) (1) As of December 31, 2024 Portfolio by State

Adjusted Financial Metric Reconciliation: Adjusted Financial Metric Reconciliation to GAAP Net Income Quarters: Years: